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                                                                    EXHIBIT 10.4

                          FOURTH AMENDED AND RESTATED

                            STOCKHOLDERS AGREEMENT

     This Fourth Amended and Restated Stockholders Agreement ("Agreement") is entered into as of April 13, 1999, among Garden.com, Inc., a Delaware corporation (the "Company"), the persons listed on Exhibit A hereto (individually, a "Purchaser" and collectively the "Purchasers"), Clifford A. Sharples, James N. O'Neill and Lisa W. A. Sharples (individually, a "Founder" and collectively, the "Founders") and the other holders of Common Stock of the Company listed on the signature pages below and such other parties as may from time to time and with the consent of the Company and a majority of the then existing Common Stockholders become parties hereto (the Founders and such other holders of Common Stock are collectively referred to as the "Common Stockholders").

                                   Recitals:
                                   --------

     The Company, Global Retail Partners, L.P., DLJ Diversified Partners, L.P., DLJ Diversified Partners-A, L.P., GRP Partners, L.P., Global Retail Partners Funding, Inc., DLJ ESC II L.P., Pequot Private Equity Fund, LP, Pequot Offshore Private Equity Fund, Inc., Nexus Capital Partners I, LP, Van Wagoner Capital Management, Inc., Hambrecht & Quist California, H&Q Garden Escape Investors, LP, Austin Ventures IV-A, L.P, Austin Ventures IV-B, L.P., Phillips-Smith Specialty Retail Group III, L.P., Craig J. Foley, Scripps Ventures, LLC, Oak Investment Partners, VII, Limited Partnership, Oak VII Affiliates Fund, Limited Partnership and the Founders are parties to a Third Amended and Restated Stockholders Agreement dated as of June 11, 1998 (the "Prior Stockholders Agreement").

     The Company and certain of the Purchasers have entered into a Stock Purchase Agreement (the "Purchase Agreement") on this date, providing, among other things, for the purchase by such Purchasers of shares of the Series E Preferred Stock. Terms defined in the Purchase Agreement and not otherwise defined herein are used herein with the same meanings as defined in the Purchase Agreement.

     This is the Stockholders Agreement referred to in the Purchase Agreement. The parties to the Prior Stockholders Agreement desire to amend and restate the Prior Stockholders Agreement to read in its entirety as set forth herein. The execution and delivery of this Agreement is a condition to the Closing of the issuance and sale of shares of the Series E Preferred Stock under the Purchase Agreement.
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     The parties agree as follows:

                            1.  Voting Provisions.
                                ------------------

     1A.  Composition of Board of Directors.  The shares of Series A Preferred
          ---------------------------------
Stock issued pursuant to the Series A Purchase Agreement, the shares of Series B Preferred Stock issued pursuant to the Series B Purchase Agreement, the shares of Series C Preferred Stock issued pursuant to the Series C Purchase Agreement and issued or issuable upon exercise of the Series C Warrants, the shares of Series D Preferred Stock issued pursuant to the Series D Purchase Agreement and issued or issuable upon exercise of the H&Q Series D Warrants, the shares of Series E Preferred Stock issued pursuant to the Purchase Agreement, and, unless the context requires otherwise, the shares of Common Stock issued or issuable upon the conversion of such shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock are referred to in this Agreement as the "Shares." For so long as at least 200,000 Shares are outstanding, the Purchasers and the Common Stockholders agree that in any election of directors of the Company, they shall vote all shares of capital stock of the Company owned or controlled by them, including all Shares, to elect a Board of Directors comprising not less than eight nor more than eleven directors designated as follows:

          (i) five directors shall be designated by the holders of a majority of the Shares (each a "Purchaser Director"); provided, that one Purchaser
                                             --------
Director may be designated by Austin Ventures for so long as it holds at least 100,000 Shares, one Purchaser Director may be designated by Phillips-Smith for so long as it holds at least 100,000 Shares, one Purchaser Director may be designated by Scripps for so long as it holds at least 100,000 Shares, one Purchaser Director may be designated by Oak for so long as it holds at least 100,000 Shares, and one Purchaser Director may be designated by Global for so long as it holds at least 100,000 Shares; and

          (iii) three directors shall be designated by the holders of a majority of the Common Stock held by the Common Stockholders; provided, that if at any
                                                     ---------
time the Shares represent less than a majority of the outstanding Common Stock (assuming the conversion of all outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock), upon written notice to such effect given by the holders of a majority of the Common Stock held by the Common Stockholders, such holders of Common Stock may designate three additional directors, such that the holders of a

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majority of the Common Stock held by the Common Stockholders may designate a majority of the directors constituting the Board of Directors.

Until notice is given to the contrary, the Purchaser Director designated by Austin Ventures shall be John D. Thornton, the Purchaser Director designated by Phillips-Smith shall be Donald J. Phillips, the Purchaser Director designated by Scripps shall be Douglas R. Stern, the Purchaser Director designated by Oak shall be Gerald R. Gallagher, the Purchaser Director designated by Global shall be Steven J. Dietz, and the directors designated by the holders of a majority of the Common Stock held by the Common Stockholders shall be Clifford A. Sharples, James N. O'Neill and Lisa W.A. Sharples. The obligation to vote shares in accordance with this paragraph 1A shall be specifically applicable to and enforceable against any transferees of the parties hereto.

     1B.  Compensation Committee.  The Board of Directors shall maintain a
          ----------------------
compensation committee comprised of John D. Thornton, Donald J. Phillips and such other Purchaser Directors as a majority of the Board of Directors shall designate. The compensation committee of the Board of Directors will review and make recommendations to the Board of Directors regarding salaries, bonuses and other compensation and benefits of officers and key employees of the Company and its Subsidiaries, and will administer the Approved Plans and any other stock option, incentive or compensation plans or arrangements.

     1C.  Vacancies; Removal.  In the event of any vacancy in the Board of
          ------------------
Directors, each of the Purchasers and the Common Stockholders agree to vote all Shares and shares of Common Stock owned or controlled by them and to otherwise use their best efforts to fill such vacancy so that the Board of Directors of the Company will include directors designated as provided in paragraph 1A. Each of the Purchasers and the Common Stockholders agrees to vote all Shares and shares of Common Stock owned or controlled by them for the removal of a director whenever (but only whenever) there shall be presented to the Board of Directors the written direction that such director be removed, signed by the Purchaser or holders of Shares entitled to designate such director, in the case of a Purchaser Director, or by the holders of a majority of the Common Stock held by the Common Stockholders, in the case of any other director. Each of the parties agrees to use its best efforts to cause designees to be elected to the Board of Directors as provided in paragraph 1A.

     1D.  Meetings; Quorum.  The Company agrees to hold quarterly meetings of
          ----------------
the Board of Directors. A quorum for purposes of a meeting of directors must consist of at least three of the Purchaser Directors. So long as Pequot holds not less

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than 250,000 Shares, the Company will give a designated representative of Pequot
(the "Pequot Representative") written notice at the same time as the directors but in any case not less than 24 hours in advance of all meetings of the Board of Directors and all meetings of committees of the Board of Directors, which notice shall include a copy of all written materials distributed to directors in connection with such meeting, and will permit the Pequot Representative to attend meetings of the Board of Directors. So long as Patricof holds not less than 250,000 Shares, the Company will give a designated representative of Patricof (the "Patricof Representative") written notice at the same time as the directors but in any case not less than 24 hours in advance of all meetings of the Board of Directors and all meetings of committees of the Board of Directors, which notice shall include a copy of all written materials distributed to directors in connection with such meeting, and will permit the Patricof Representative to attend meetings of the Board of Directors. So long as Attractor holds not less than 250,000 Shares, the Company will give a designated representative of Attractor (the "Attractor Representative") written notice at the same time as the directors but in any case not less than 24 hours in advance of all meetings of the Board of Directors and all meetings of committees of the Board of Directors, which notice shall include a copy of all written materials distributed to directors in connection with such meeting, and will permit the Attractor Representative to attend meetings of the Board of Directors. If any Purchaser Director designated by a Purchaser pursuant to paragraph 1A(i) is not able to attend a Board of Directors meeting or a meeting of a committee on which he serves, such Purchaser may designate any one person to attend as an observer.

     1E.  Expenses.  The Company shall reimburse all Persons serving as
          --------
directors for their actual and reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors and all committees thereof and otherwise incurred in fulfilling their duties as directors. If a Purchaser entitled to designate a director pursuant to paragraph 1A(i) has not designated a Purchaser Director or if the Purchaser Director designated by such Purchaser is unable to attend a meeting of the Board of Directors or a committee on which he serves, the Company shall reimburse one representative of such Purchaser for actual and reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors and such committees. Each of Austin Ventures, Oak, Global, Pequot, Patricof and Attractor shall be considered to be one Purchaser for purposes of this paragraph.

     1F.  Indemnification Agreement.  On each date that a Purchaser Director or
          -------------------------
any other director is first elected or appointed to the Board of Directors, and on the date that the Pequot Representative, the Patricof Representative and the Attractor Representative are designated, the Company shall enter into an

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indemnification agreement in substantially the form attached as Exhibit A with
                                                                ---------
each Purchaser Director, each other director of the Company who is elected or appointed to the Board of Directors on such date and with the Pequot Representative, the Patricof Representative and the Attractor Representative.

     1G.  Material Transactions with Scripps.  The approval of a majority of the
          ----------------------------------
disinterested directors (as set forth in Section 144 of the Delaware General Corporation Law) shall be required for all material transactions between the Company and The E. W. Scripps Company ("E. W. Scripps"). For purposes of this paragraph 1G, the term "material transaction" shall mean any of the following:

     (a) any transaction, or series of similar transactions, to which the Company is to be a party, in which the amount involved exceeds five percent of the consolidated assets of the Company and its Subsidiaries as of the end of the Company's most recently completed fiscal quarter and in which E. W. Scripps, any of its subsidiaries, officers or directors or nominees for director, any beneficial holder of five percent or more of the outstanding capital stock of E. W. Scripps, or the Purchaser Director designated by Scripps will have a direct or indirect material interest, other than an interest arising from the ownership of Shares by Scripps or an interest arising pursuant to the Purchase Agreement or any Ancillary Agreement or the purchase by Scripps of Equity Securities; or

     (b) indebtedness owed by the Company to E. W. Scripps, any of its subsidiaries, officers or directors or nominees for director, any beneficial holder of five percent or more of the outstanding capital stock of E. W. Scripps, or the Purchaser Director designated by Scripps, or indebtedness owed by E. W. Scripps or any such other Person to the Company, in either case, in an amount in excess of five percent of the consolidated assets of the Company and its Subsidiaries as of the end of the Company's most recently completed fiscal quarter.

               2.   Provisions Relating to Restricted Stock.
                    ----------------------------------------

     2A.  General Restrictions on Transfer of Capital Stock.
          -------------------------------------------------

          (i) For purposes of this Agreement, "Restricted Stock" is (a) Common Stock now owned or subsequently acquired by any Common Stockholder or a transferee of a Common Stockholder in a Permitted Transfer (as defined in paragraph 2A(iii)) and (b) Shares now owned or subsequently acquired

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by any Purchaser or a transferee of a Purchaser in a Permitted Transfer.
References in this part 2 to "shares of Restricted Stock" shall be deemed to include warrants representing the right to acquire shares of Restricted Stock, including, without limitation, the Series C Warrants, the H&Q Series D Warrants and the H&Q Series E Warrants (collectively, the "H&Q Warrants") representing the right to acquire Shares. During the term of this Agreement, none of the shares of Restricted Stock may be sold, assigned, transferred, pledged, encumbered or otherwise disposed of (a "transfer") except in a Permitted Transfer or a transfer that complies with the provisions of paragraphs 2B and 2C.

          (ii) Any attempted transfer of shares of Restricted Stock other than in accordance with this Agreement shall be null and void and the Company shall refuse to recognize any such transfer and shall not reflect on its records any change in record ownership of shares of Restricted Stock pursuant to any such transfer.

          (iii) The following transfers of Restricted Stock (each a "Permitted Transfer") may be made free of the restrictions and requirements of paragraphs 2B and 2C hereof: (a) an individual holder of Restricted Stock may transfer any or all of the shares of Restricted Stock owned by him to his spouse or children, or to trusts established for the benefit of his spouse or children, provided that the transferee grants to the transferor an irrevocable proxy coupled with an interest to vote all of the shares of Restricted Stock so transferred and agrees to be bound by the provisions of this Agreement, including, without limitation, paragraphs 2B and 2C; (b) provided that the transferee agrees to be bound by the provisions of this Agreement, a partnership, limited liability company, corporation or trust holding Restricted Stock may transfer any shares of Restricted Stock owned by such holder (1) to its Affiliates, (2) to its general or limited partners, members, shareholders or beneficiaries, or (3) to an entity owned by or organized for the benefit of the general or limited partners, members, shareholders, officers, directors, employees, Affiliates or beneficiaries of such holder, as applicable, (c) a holder of Restricted Stock may pledge any shares of Restricted Stock owned by such holder to secure the repayment of any bona fide indebtedness owing by such holder, the Company or any Subsidiary to a financial institution, provided that such holder retains the power to vote the shares of Restricted Stock so pledged until such time as the pledgee shall have realized upon the pledge and that the provisions of this Agreement, including, without limitation, parts 1 and 2, shall be applicable to the shares of Restricted Stock so pledged, (d) a holder of Restricted Stock may sell any or all shares of Restricted Stock held by such holder pursuant to an effective registration statement under the Securities Act free of the restrictions of this Agreement, including without limitation, the provisions of parts 1 and 2, and (e) a Common Stockholder may sell Restricted Stock to the Company pursuant to an agreement (including the Restricted

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Stock Agreement dated as of December 21, 1995, between the Company and each
Founder) under which the Company has the option to repurchase such Restricted Stock upon the occurrence of certain events, including the termination of employment by or service to the Company or any subsidiary of the Company.

     2B.  Right of First Refusal - Sales by Common Stockholders.
          ------------------------------------------------------

          (i) Subject to paragraph 2B(vi), whenever and as often as any Common Stockholder or a Permitted Transferee of a Common Stockholder desires to sell any shares of Restricted Stock pursuant to a bona fide written offer to purchase such shares, such Common Stockholder (the "Selling Holder" for purposes of this paragraph 2B) shall give written notice (the "Notice," for purposes of this paragraph 2B) to the Company, to each other Common Stockholder who on the date of such Notice is a full-time employee of the Company and each holder of Shares (each an "Offeree," for the purposes of this paragraph 2B) to such effect, enclosing a copy of such offer and specifying the number of shares of Restricted Stock which the Selling Holder desires to sell, the name of the person or persons to whom the Selling Holder desires to make such sale and the consideration per share of Common Stock which has been offered in connection with such offer. Upon receipt of the Notice, the Offerees shall initially have the first right and option to purchase the shares proposed to be sold for cash at the same purchase price and on the same terms as specified in the Notice, pro rata according to their respective holdings of Restricted Stock, exercisable for 15 business days after receipt of the Notice. Failure of any Offeree to respond to the Notice within the 15 business day period shall be deemed to constitute a notification to the Selling Holder of such Offeree's decision not to exercise the first right and option to purchase shares of Restricted Stock under this paragraph 2B. If any Offeree fails to exercise its first right and option, the Selling Holder shall give written notice to each of the other Offerees who has elected to purchase his or her or its pro rata share of the shares of Restricted Stock proposed to be transferred, and each such Offeree shall have the right, exercisable for a period of seven business days from the date of receipt of such Notice, to purchase the remaining shares of Restricted Stock, pro rata according to the Restricted Stock held by all such electing Offerees or in such other proportion as they may agree upon. In the event such consideration includes non-cash consideration, the dollar value of such non-cash consideration shall be its fair market value, as reasonably determined by the Board of Directors.

          (ii) The Offerees may exercise the right and option to purchase such Restricted Stock by giving written notice of exercise to the Selling Holder within such 15 business day period, specifying the date (not later than seven business days from the date of such notice) upon which payment of the purchase

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price for the shares purchased pursuant to this paragraph shall be made.  The
Selling Holder shall deliver to the Offeree(s) at the Company's principal office, at least one day prior to the payment date, wire transfer instructions, and on the payment date specified in such notice, the certificate or certificates representing such shares, properly endorsed for transfer, against payment of the purchase price therefor by the Offeree(s) in immediately available funds.

          (iii) In the event that all of the shares of Restricted Stock proposed to be transferred are not purchased by the Offerees, the Company shall have the right and option to purchase the balance of the shares proposed to be sold for cash at the purchase price per share specified in the Notice, exercisable for 15 business days after expiration of the option period set forth in paragraph 2B(i). Failure of the Company to respond to such Notice within such 15 business day period shall be deemed to constitute a notification to the Selling Holder of the Company's decision not to exercise the first right and option to purchase such shares under this paragraph.

          (iv) The Company may exercise its right and option to purchase such Restricted Stock by giving written notice of exercise to the Selling Holder within such 15 business day period, specifying the date (not later than seven business days from the date of such notice) upon which payment of the purchase price for the shares shall be made. The Selling Holder shall deliver to the Company's principal office, on or before the payment date specified in such notice, the certificate or certificates representing the shares being purchased by the Company, properly endorsed for transfer, against payment of the purchase price therefor by the Company in immediately available funds.

          (v) If all the shares of Restricted Stock proposed to be transferred are not purchased by the Offerees and the Company in accordance with this paragraph 2B, the Selling Holder shall not be required to sell any of the shares of Restricted Stock proposed to be transferred to the Offerees or to the Company, and during the 60-day period commencing on the expiration of the rights and options provided for in this paragraph 2B, may sell all (but not less than all) of such shares to the transferee named in the Notice for a consideration equal to or greater than the consideration specified in the Notice, free of the restrictions contained in paragraph 2B (but subject to the other terms and conditions hereof).

          (vi) Whenever and as often as any Common Stockholder shall receive a bona fide offer to purchase any shares of Restricted Stock from a prospective purchaser which the Selling Holder wishes to accept, each Offeree shall have the right, at such Offeree's option, either to exercise its rights of first refusal under paragraph 2B(i) or to participate in the sale to the prospective purchaser pursuant to this paragraph 2B(vi). The Selling Holder will use reasonable best efforts to arrange for the sale to the prospective purchaser of the number of shares of Restricted Stock owned by such Offeree which bears the same proportion to the total number of shares of Restricted Stock owned by such Offeree as the number of shares of Restricted Stock being sold by the Selling Holder bears to the total number of shares of Restricted Stock owned by the Selling Holder on the terms and conditions specified in the Notice. For purposes of this paragraph 2B(vi), an Offeree may elect to sell Common Stock at the purchase price per share specified for the Common Stock in the Notice, and may elect to sell Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock at the purchase price per share of Common Stock specified for the Common Stock in the Notice multiplied by the number of shares of Common Stock into which a share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, as applicable, is then convertible. If the prospective purchaser will not purchase all the shares of Restricted Stock which the Selling Holder and the Offerees wish to sell pursuant to this paragraph 2B(vi), the number of shares of Restricted Stock which the Selling Holder and each Offeree shall be entitled to sell to such prospective purchaser shall be a number of shares equal to the number of shares which the prospective purchaser desires to purchase times a fraction, the numerator of which is the number of shares of Restricted Stock owned by the Selling Holder or each such selling Offeree, and the denominator of which is the aggregate number of shares of Restricted Stock owned by the Selling Holder and all such selling Offerees. An Offeree may exercise his or its right under this paragraph by written notice given within 15 business days after receipt of the Notice. If any Offeree fails to exercise its co-sale right, the Selling Holder shall give written notice to each of the other Offerees who has elected to sell his or her or its pro rata share of the shares of Restricted Stock proposed to be transferred, and each such Offeree shall in such event, have the right, exercisable for a period of seven business days from the date of receipt of such notice, to sell the remaining shares of Restricted Stock, pro rata according to the Restricted Stock held by all such electing Offerees or in such other proportion as they may agree upon.

     2C.  Right of First Refusal - Sales by Purchasers.
          --------------------------------------------

          (i) Whenever and as often as any Purchaser desires to sell any shares of Restricted Stock pursuant to a bona fide written offer to purchase such shares, such holder (the "Selling Holder" for purposes of this paragraph 2C) shall give written notice (the "Notice," for purposes of this paragraph 2C) to each other Purchaser (each an "Offeree" for purposes of this paragraph 2C) and to the

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Company to such effect, enclosing a copy of such offer and specifying the number of shares of Restricted Stock which the Selling Holder desires to sell, the name of the person or persons to whom the Selling Holder desires to make such sale and the consideration per share which has been offered in connection with such offer. Upon receipt of the Notice, the Offerees initially shall have the first right and option to purchase the shares of Restricted Stock proposed to be sold for cash at the purchase price per share specified in the Notice, pro rata according to their respective holdings of shares of Restricted Stock, exercisable for 15 business days after receipt of the Notice. Failure of an Offeree to respond to such notice within such 15 business day period shall be deemed to constitute a notification to the Selling Holder of such Offeree's decision not to exercise the first right and option to purchase such shares of Restricted Stock under this paragraph 2C. If any Offeree fails to exercise its first right and option, the Selling Holder shall give written notice to each of the other Offerees who has elected to purchase its pro rata share of the shares of Restricted Stock proposed to be transferred, and each such Offeree shall have the right, exercisable for a period of seven business days from the date of receipt of such notice, to purchase the remaining shares of Restricted Stock, pro rata according to the shares of Restricted Stock held by all such electing Offerees or in such other proportions as they may agree.

          (ii) In the event all of the shares of Restricted Stock proposed to be transferred are not purchased by the Offerees, the Company shall have the right and option to purchase the balance of the shares of Restricted Stock on the same terms as offered to the Offerees, exercisable for 15 business days after expiration of the option period set forth in paragraph 2C(i). Failure of the Company to respond to the Notice within such 15 business day period shall be deemed to constitute a notification by the Company of the Company's decision not to exercise its first right and option to purchase the shares of Restricted Stock under this paragraph. The Company may assign its first right and option to purchase shares of Restricted Stock under this paragraph to any person or persons.

          (iii) The Company may exercise its right and option to purchase Shares under this paragraph 2C by giving written notice of exercise to the Selling Holder within the period specified above, specifying the date (not later than seven business days after the expiration of all applicable first refusal rights and options under this paragraph 2C) upon which payment of the purchase price for the shares to be purchased by the Company shall be made. The Selling Holder shall deliver to the Company's principal office, on or before the payment date specified in such notice, the certificate or certificates representing the Shares being purchased by the Company, properly endorsed for transfer, against payment of the purchase price therefor by the Company in immediately available funds.

          (iv) If all the shares of Restricted Stock proposed to be transferred are not purchased by the Offerees and the Company in accordance with this paragraph 2C, the Selling Holder shall not be required to sell any of the shares of Restricted Stock proposed to be transferred to the Offerees or to the Company, and during the 60-day period commencing on the expiration of the rights and options provided for in this paragraph 2C, may sell all (but not less than all) of such shares to the transferee named in the Notice for a consideration equal to or greater than the consideration specified in the Notice, free of all restrictions contained in paragraph 2C (but subject to the other terms and conditions hereof).

     2D.  Purchasers or Transferees of Restricted Stock.  Except as otherwise
          ---------------------------------------------
specifically provided herein, any Permitted Transferee or other person who shall acquire (either voluntarily or involuntarily, by operation of law or otherwise) any shares of Restricted Stock shall be bound by all the terms and conditions of this Agreement to the same extent as the parties hereto and, prior to registration of the transfer of any such securities on the books of the Company, any purchaser or other transferee shall execute an agreement with the parties hereto agreeing to be bound hereby.

                            3.  Preemptive Rights.
                                -----------------

     3A.  Preemptive Rights of Common Stockholders and Purchasers

          (i) If, prior to a Qualified Public Offering (as defined in the Restated Certificate of Incorporation), the Company shall issue any Equity Securities (as defined in the Certificate of Designation) consisting of Common Stock or other Equity Securities, each Common Stockholder and each Purchaser shall be entitled to purchase the portion of such Common Stock or Equity Securities to be issued necessary in order that the aggregate shares of Common Stock held by such holder and issuable upon the conversion of all Shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock held by such holder constitute the same percentage of the outstanding Common Stock (assuming the conversion of all outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock and the conversion, exercise or exchange of all other outstanding Equity Securities but without giving effect to the exercise of any Series C Warrants or H&Q Warrants which have not been exercised) after the issuance of such Common Stock or Equity Securities as before the issuance thereof; provided, however, that such preemptive right shall not apply to (a) issuances of Common Stock or Equity Securities pursuant to an Approved

Plan (including the issuance of Common Stock or Equity Securities upon exercise, conversion or exchange of Equity Securities issued pursuant to an Approved
Plan), (b) issuances of Common Stock or Equity Securities upon the conversion, exercise or exchange or Equity Securities to which the preemptive right was applicable, (c) issuances of Common Stock or Equity Securities in connection with an exercise of the preemptive rights granted hereunder, (d) the issuance of the H&Q Series E Warrants in connection with the Closing of transactions contemplated by the Purchase Agreement and issuances of Series D Preferred Stock upon exercise of the H&Q Series D Warrants and Series E Preferred Stock upon exercise of the H&Q Series E Warrants, (e) issuances of Shares pursuant to the Purchase Agreement, (f) issuances of Series C Preferred Stock upon exercise of the Series C Warrants, (g) issuances of Series C-1 Preferred Stock upon conversion of Series C-2 Preferred Stock, (h) issuances of Common Stock upon conversion of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock, (i) issuances of Common Stock or Equity Securities in connection with strategic relationships and acquisitions approved by a two-thirds majority of the Board of Directors or (j) issuances of Equity Securities issued to investment banks, financial institutions, equipment lessors or other commercial lenders in connection with financing activities approved by a two-thirds majority of the Board of Directors.

          (ii) Holders of Shares electing to purchase Equity Securities pursuant to this paragraph 3A shall also be entitled to purchase (pro rata according to their respective holdings of Shares, without giving effect to the exercise of any Series C Warrants or H&Q Warrants which have not been exercised) Equity Securities that other holders of Shares or other stockholders decline to purchase.

     3B.  Preemptive Rights of Series E Preferred Stock in a Public Offering
          ------------------------------------------------------------------

          (i) If the Company shall issue any Equity Securities (as defined in the Certificate of Incorporation) consisting of Common Stock or other Equity Securities pursuant to a Qualified Public Offering, each holder of Shares of Series E Preferred Stock (including Shares of Common Stock into which the Shares of Series E Preferred Stock may be converted) shall be entitled to purchase 25% of that number of the Common Stock or Equity Securities so offered that is equal to the portion of such Common Stock or Equity Securities to be issued necessary in order that the aggregate shares of Common Stock held by such holder and issuable upon the conversion of all Shares of Series E Preferred Stock held by such holder constitute the same percentage of the outstanding Common Stock (assuming the conversion of all outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock and the conversion, exercise or exchange of all other outstanding Equity Securities but without giving effect to the exercise of any Series C Warrants or H&Q Warrants which have not been exercised) after the issuance of such Common Stock or Equity Securities as before the issuance thereof. The preemptive rights set forth in this paragraph 3B shall terminate immediately after the completion of the Company's first Qualified Public Offering.

          (ii) Holders of Shares of Series E Preferred Stock electing to purchase Equity Securities pursuant to this paragraph 3B shall also be entitled to purchase (pro rata according to their respective holdings of Shares of Series E Preferred Stock) Equity Securities that other holders of Shares of Series E Preferred Stock decline to purchase.

     3C.  General Provisions Relating to Preemptive Rights

          (i) The price of securities which each holder shall become entitled to purchase by reason hereof shall be the same price at which such securities are offered to others. A holder may exercise its right under this paragraph 3 to purchase Equity Securities by paying the purchase price therefor at the principal office of the Company within ten days after receipt of written notice from the Company (which written notice by the Company shall describe the type of Equity Securities, the price and the general terms upon which the Company proposes to issue such Equity Securities and shall be given at least 15 business days before the issuance of the Equity Securities) stating the number or amount of Equity Securities it intends to issue and the price and characteristics thereof. The holder shall pay such purchase price in cash or by check; provided, however, that if the Company is indebted to such holder, the holder shall be entitled, at the holder's sole option, to credit against the purchase price all or any portion of the Company's indebtedness to such holder which is then due (accrued but unpaid dividends on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock or the Series E Preferred Stock shall not be deemed to be indebtedness for purposes of such credit).

          (ii) A holder's contractual preemptive rights hereunder shall be deemed to be exercised immediately prior to the close of business on the day of payment of the purchase price in accordance with the foregoing provisions, and at such time such holder shall be treated for all purposes as the record holder of the Equity Securities, provided, however, that if the Company does not issue the Equity Securities which trigger the preemptive rights hereunder, the Company will not be required to sell, and the holders will not be required to purchase, the Equity Securities offered pursuant to the preemptive rights hereunder and the Company will promptly return the purchase price to each holder hereunder. As promptly as practicable (and in any event within ten business days) on or after the purchase date, the Company shall issue and deliver at its principal office a certificate or certificates for the number of full shares of Common Stock or the number of full shares or amount, whichever is applicable, of Equity Securities together with cash for any fraction of a share or portion of an Equity Security at the purchase price to which the holder is entitled hereunder.

          (iii) In the event that a Purchaser fails to exercise in full its preemptive rights hereunder within the ten business day period specified above, the Company shall have 60 days thereafter to sell the Equity Securities with respect to which the preemptive rights were not exercised (or enter into an agreement pursuant to which the sale of such Equity Securities shall be closed, if at all, within 30 days from the date of such agreement) at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Company does not sell and issue the Equity Securities within such 60 day period (or 30 days after the date of such an agreement entered into within such 60 day period), the Company shall not thereafter issue or sell any Equity Securities without first offering such Equity Securities to the Purchasers in the manner provided by this paragraph 3.

                            4.  General Provisions.
                                ------------------

     4A.  Legends on Certificate.  During the term of this Agreement, each
          ----------------------
certificate representing shares of Common Stock or Shares will bear a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OVER DISPOSITION AND VOTING THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS AND AGREEMENTS CONTAINED IN A STOCKHOLDERS AGREEMENT DATED AS OF APRIL 13, 1999 AMONG THE COMPANY AND CERTAIN STOCKHOLDERS. A COPY OF THE STOCKHOLDERS AGREEMENT AND ALL APPLICABLE AMENDMENTS THEREOF WILL BE FURNISHED BY THE COMPANY TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE."

The Company shall make a notation on its records and give instructions to any transfer agent of the Preferred Stock or Common Stock in order to implement the restrictions on transfer established in this Agreement.

     4B.  Termination; Amendment.
          -----------------------

          (i)    This Agreement shall terminate upon the earliest to occur of
(a) the completion of a Qualified Public Offering (as defined in the Restated Certificate of Incorporation), (b) the written agreement of the holders of at least 66-2/3% of the Shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, voting together as a single class, the holders of a majority of the Series E Preferred Stock outstanding and the holders of a majority of the Common Stock held by the Common Stockholders, or (c) the acquisition by a single person of all of the issued and outstanding shares of the Common Stock and the Shares.

          (ii) This Agreement may be amended by the written agreement of the holders of at least 66-2/3% of the Shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, voting together as a single class, the holders of a majority of the Series E Preferred Stock outstanding and the holders of a majority of the Common Stock held by the Common Stockholders; provided, however, that no person designated as a Purchaser Director pursuant to this Agreement may be removed, whether by amendment to this Agreement or otherwise, without the consent of the holders of a majority of the Shares entitled to designate that Purchaser Director.

          (iii) Any amendment to this Agreement that is detrimental to a holder of Series E Preferred Stock in a manner different from other holders of Series E Preferred Stock shall require the written consent of such holder.

          (iv) Paragraph 3B of this Agreement may not be amended or terminated without the written agreement of the holders of at least a majority of the Shares of Series E Preferred Stock and the Shares of Common Stock into which the Shares of Series E Preferred Stock have been converted, voting together as a single class.

     4C.  Notices.  All notices, requests, consents, and other communications
          -------
under this Agreement shall be in writing and shall be deemed to be delivered when delivered personally or by facsimile transmission or by overnight delivery service or 72 hours after having been mailed by first class certified or registered mail, return receipt requested, postage prepaid:

     If to the Company, at Garden.com, Inc., 710 West 6th Street, Austin, Texas 78701, Attention: President, (512) 494-2100 (fax (512) 472-6645), or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to Martin J. McLaughlin, Reinhart, Boerner, Van Deuren, Norris & Rieselbach, S.C., 1000 North Water Street, Suite 2100, Milwaukee, Wisconsin 53202 (fax (414) 298-8097).

     If to a Purchaser, at its address set forth on Exhibit A to the Purchase
                                                    ---------
Agreement, or at such other address or addresses as may have been furnished to the Company in writing by such Purchaser, with a copy to Rick Cohen, Buchalter, Nemer, Fields & Younger, 601 South Flower Street, 23rd Floor, Los Angeles, California 90017 (fax (213) 896-0400), and a copy to Morris Orens, Swidler Berlin Shereff Friedman, L.P., 919 Third Avenue, New York, New York 10022 (fax
(212) 758-9526).

     If to a Common Stockholder, at his or her address set forth below his or her signature to this Agreement.

     4D.  Governing Law.  The construction, validity and interpretation of this
          -------------
Agreement will be governed by the internal laws of the State of Delaware without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     4E.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document. Facsimile signatures of this Agreement shall be deemed of equal validity and as fully enforceable as original signatures hereof.

     4F.  Reorganization.  The provisions of this Agreement shall apply to any
          --------------
shares or other securities resulting from any stock split or reverse split, stock dividend, reclassification, subdivision, consolidation or reorganization of any shares or other equity securities of the Company and to any shares or other securities of the Company or of any successor company which may be received by any of the parties hereto by virtue of their record ownership of any shares of Common Stock and Preferred Stock of the Company.

     4G.  Headings.  The headings of this Agreement are for convenience only and
          --------
do not constitute a part of this Agreement.

     4H.  Severability.  The invalidity or unenforceability of any provision of
          ------------
this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     4I.  Binding Effect.  The rights and obligations of each purchaser under
          --------------
this Agreement, may be assigned by such Purchaser to any person or entity to which Shares are transferred by such Purchaser, and such transferee shall be deemed a "Purchaser" for purposes of this Agreement, provided that the transferee provides written notice of such assignment to the Company.

     4J.  Entire Agreement.  This Agreement embodies the entire agreement of the
          ----------------
parties with respect to the subject matter hereof and supersedes all prior agreements relating to such subject matter. This Agreement amends and restates, in its entirety, the Prior Stockholders Agreement.

          IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the first written above.

                              COMPANY:

                              GARDEN.COM, INC.


                              By:  /s/  Clifford S. Sharples
                                 -------------------------------------


                              PURCHASERS:

                              P/A FUND III, L.P.

                              By APA Pennsylvania Partners III, L.P.,
                              General Partner

                              By Patricof & Co. Managers, Inc., General
                              Partner


                              By:  /s/  David Landau
                                 -------------------------------------
                                 Name:  David Landau
                                 Title:  Vice President

                              APA EXCELSIOR V, L.P.

                              By APA Excelsior V Partners, L.P.,
                              General Partner

                              By Patricof & Co. Managers, Inc., General
                              Partner


                              By:  /s/  David Landau
                                 -------------------------------------
                                 Name:  David Landau
                                 Title:  Vice President


                  [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

                              PATRICOF PRIVATE INVESTMENT
                              CLUB II, L.P.

                              By APA Excelsior V Partners, L.P.,
                              General Partner

                              By Patricof & Co. Managers, Inc.,
                              General Partner


                              By: /s/ David Landau
                                 ------------------------------------
                                 Name:  David Landau
                                 Title:  Vice President

                              ATTRACTOR LP

                              By Attractor Ventures LLC, General
                              Partner


                              By: /s/ Gigi Brisson
                                 ------------------------------------
                                 Name:  Gigi Brisson
                                 Title:  Managing Member

                              ATTRACTOR INSTITUTIONAL LP

                              By Attractor Ventures LLC, General
                              Partner


                              By: /s/ Gigi Brisson
                                 ------------------------------------
                                 Name:  Gigi Brisson
                                 Title:  Managing Member

                              COMCAST INTERACTIVE CAPITAL
                              GROUP, INC.

                              By: /s/ Samuel H. Schwartz
                                 -------------------------------------
                                 Samuel H. Schwartz, Managing Director

                  [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

                              GLOBAL RETAIL PARTNERS, L.P.

                              By Global Retail Partners, Inc., General
                              Partner


                              By: /s/ Osamu R. Wantanabe
                                 ------------------------------------
                                 Name:  Osamu R. Wantanabe
                                 Title:  Vice President

                              DLJ DIVERSIFIED PARTNERS, L.P.

                              By DLJ Diversified Partners, Inc., General
                              Partner


                              By: /s/ Osamu R. Wantanabe
                                 ------------------------------------
                                 Name:  Osamu R. Wantanabe
                                 Title:  Vice President

                              DLJ DIVERSIFIED PARTNERS-A, L.P.

                              By DLJ Diversified Partners, Inc., General
                              Partner


                              By: /s/ Osamu R. Wantanabe
                                 ------------------------------------
                                 Name:  Osamu R. Wantanabe
                                 Title:  Vice President

                              GRP PARTNERS, L.P.

                              By Global Retail Partners, Inc., General
                              Partner

                              By: /s/ Osamu R. Wantanabe
                                 ------------------------------------
                                 Name:  Osamu R. Wantanabe
                                 Title:  Vice President

                  [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

                              GLOBAL RETAIL PARTNERS
                              FUNDING, INC.


                              By: /s/ Osamu R. Wantanabe
                                 ------------------------------------
                                 Name:  Osamu R. Wantanabe
                                 Title:  Vice President

                              DLJ ESC II L.P.

                              By DLJ LBO Plans Management
                              Corporation, General Partner


                              By: /s/ Osamu R. Wantanabe
                                 ------------------------------------
                                 Name:  Osamu R. Wantanabe
                                 Title:  Vice President

                              PEQUOT PRIVATE EQUITY FUND, LP

                              By Pequot Capital Management, Inc.,
                              Investment Advisor


                              By: /s/ David J. Malat
                                 ------------------------------------
                                 Name:  David J. Malat
                                 Title:  Chief Financial Officer

                              PEQUOT OFFSHORE PRIVATE
                              EQUITY FUND, INC.

                              By Pequot Capital Management, Inc.,
                              Investment Advisor

                              By: /s/ David J. Malat
                                 ------------------------------------
                                 Name:  David J. Malat
                                 Title:  Chief Financial Officer

                  [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

                              NEXUS CAPITAL PARTNERS I, LP

                              By Nexus Group LLC, General Partner


                              By: /s/ David Leyrer
                                 ------------------------------------
                                 Name:  David Leyrer
                                 Title:  General Partner

                              VAN WAGONER CAPITAL
                              MANAGEMENT, INC.


                              By: /s/ Garrett Van Wagoner
                                 ------------------------------------
                                 Name:  Garrett Van Wagoner
                                 Title:  President

                              HAMBRECHT & QUIST CALIFORNIA


                              By: /s/ Robert N. Savoie
                                 ------------------------------------
                                 Its: Tax Director, Attorney-in-Fact
                                     --------------------------------

                              H & Q GARDEN ESCAPE INVESTORS, LP


                              By: /s/ Robert N. Savoie
                                 ------------------------------------
                                 Its: Tax Director, Attorney-in-Fact
                                     --------------------------------

                              HAMBRECHT & QUIST EMPLOYEE
                              VENTURE FUND, L.P. II

                              By H&Q Venture Management, L.L.C., Its
                              General Partner


                              By: /s/ Robert N. Savoie
                                 ------------------------------------
                                 Its: Tax Director, Attorney-in-Fact
                                     --------------------------------

                  [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]


                              /s/ Norman D. Colbert
                              ----------------------------------------
                              Norman D. Colbert


                              /s/ Robert A. Keller
                              ----------------------------------------
                              Robert A. Keller


                              /s/ Paul Noglows
                              ----------------------------------------
                              Paul Noglows

                              SCRIPPS VENTURES, LLC


                              By: /s/ Douglas R. Stern
                                 -------------------------------------
                                 Name:  Douglas R. Stern
                                 Title:  President and Chief Executive
                                         Officer

                              PHILLIPS-SMITH SPECIALTY RETAIL
                                 GROUP III, L.P.

                              By Phillips-Smith Management
                              Company, L.P., General Partner


                              By: /s/ Donald J. Phillips
                                 ------------------------------------
                                 Name:  Donald J. Phillips
                                 Title:  General Partner


                              /s/ Craig J. Foley
                              ----------------------------------------
                              Craig J. Foley

                  [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]


                              AUSTIN VENTURES IV-A, L.P.

                              By AV Partners IV, L.P., General Partner


                              By: /s/ John D. Thornton
                                 -------------------------------------
                                 John D. Thornton, Partner


                              AUSTIN VENTURES IV-B, L.P.

                              By AV Partners IV, L.P., General Partner

                              By: /s/ John D. Thornton
                                 -------------------------------------
                                 John D. Thornton, Partner

                              OAK INVESTMENT PARTNERS, VII,
                              LIMITED PARTNERSHIP


                              By: /s/ Gerald R. Gallagher
                                 -------------------------------------
                                 Gerald R. Gallagher, Managing Member
                                 of Oak Associates, VII, LLC
                                 The General Partner of Oak Investment
                                 Partners VII, Limited Partnership

                              OAK VII AFFILIATES FUND, LIMITED
                              PARTNERSHIP


                              By: /s/ Gerald R. Gallagher
                                 -------------------------------------
                                 Gerald R. Gallagher, Managing Member
                                 of Oak VII Affiliates, LLC
                                 The General Partner of Oak VII
                                 Affiliates Fund, Limited Partnership

                  [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]


                                  /s/ Clifford A. Sharples
                                 -------------------------------------
                                 Clifford A. Sharples


                                  /s/ James N. O'Neill
                                 -------------------------------------
                                 James N. O'Neill


                                  /s/ Lisa W.A. Sharples
                                 -------------------------------------
                                 Lisa W.A. Sharples

                  [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]

                              ATTRACTOR VENTURES LP

                              By Attractor Ventures LLC, General
                              Partner


                              By: /s/ Gigi Brisson
                                 ------------------------------------
                                 Name:  Gigi Brisson
                                 Title:  Managing Member

                  [SIGNATURE PAGE TO STOCKHOLDERS AGREEMENT]


                              NEXUS PARTNERS LLC

                              By Nexus Group LLC, Its General Partner


                              By: /s/ David Leyrer
                                 ------------------------------------
                                 Name:  David Leyrer
                                 Title:  General Partner



                               /s/ Brian Goffman
                              -------------------------------------
                              Brian Goffman